EXHIBIT 10.1




                                 LOAN AGREEMENT

          LOAN AGREEMENT ("Agreement") executed as of this 3Oth day of May, 1996, by and between Brunswick Technologies, Inc., a Maine corporation (herein called the "Borrower" or the "Debtor"), whose principal place of business is located at and whose mailing address for all notices is 43 Bibber Parkway, P.O. Box 516, Brunswick, Maine 04011, and Fleet Bank of Maine, a financial institution qualified to do business in the State of Maine, with a place of business at Two Portland Square, P.O. Box 1280, Portland, Maine 04104-5006 (the "Bank" or the "Lender").

SECTION 1. DEFINITIONS: RULES OF CONSTRUCTION

          1.1 As used herein, unless otherwise specifically defined, the following capitalized words and phrases shall have the following meanings:

          "Accounts" means all Borrower's accounts as defined in 11 M.R.S.A. ss. 9-106 (or any successor provision), and any and all rights of Borrower to payment for goods sold or leased or for services rendered, including all accounts receivable, contract rights, general intangibles, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower for whatever reason, all guaranties, collateral, liens, leases, letters of credit and other rights, agreements or property securing or relating to payment of any of the foregoing, together with all customer lists, books and records, ledger and account cards, computer tapes, computer software, disks, printouts, and other Records evidencing or relating to the Accounts or any other Collateral, and further including, without limitation, all right, title and interest in and to any goods and/or inventory which gave rise to any Account, in each case whether now existing or hereafter arising or acquired, and all proceeds and products of all of the foregoing, including proceeds of insurance whether now or hereafter owned by Borrower.

          "Affiliate" means any subsidiary of a Person, or any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person and, without limitation of the foregoing, with respect to the Borrower, includes any holder of ten percent (10%) of equity of the Borrower unless the Borrower is a limited partnership, in which event, none of the limited partners of the Borrower shall be included as affiliates of the Borrower unless such partner is also a general partner, guarantor or subsidiary of a guarantor. For purposes of this definition, the word control means possession of the power to direct or cause the direction of the management and policies of a Person, by voting securities, by contract or otherwise.







          "Banking Day" means any day of the week other than (a) Saturday or Sunday or (b) any other day on which banks in the City of Portland, Maine are not required or authorized to conduct the business of banking.

          "Base Rate" or the "Prime Lending Rate" means the per annum rate of interest designated by the Bank or its successors or assigns from time to time at its main branch in Portland, Maine, or the principal place of business of any successor or assign, if applicable, for the internal guidance of its lending personnel as its "Prime Lending Rate," whether or not such rate is otherwise published. The Prime Lending Rate is simply an indicator rate for all loans making reference thereto and is not necessarily the lowest or most favorable interest rate provided by the Bank to any particular group of borrowers. If the Bank or its successors or assigns shall cease to determine any such Prime Lending Rate, then the Prime Lending Rate for purposes of this Note shall be the rate published in the Wall Street Journal for large money center banks or, if not so published, then the Prime Lending Rate shall be the rate as published in a generally recognized source determined by the holder of the Note.

          "Capital Expenditures" means any payment made directly or indirectly for the purpose of acquiring, or constructing or improving fixed assets, real property or equipment which in accordance with generally accepted accounting principles ("GAAP") will be added as a debit to the fixed asset account of the Borrower, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor hereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obliger.

          "Capital Lease" means any lease of property (real, personal or mixed) which, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability hereunder if so capitalized should be disclosed in a note to such balance sheet.

          "Closing Date" means May 30, 1996.

          "Collateral" means any and all of the following assets and property of Borrower, whether real, personal or mixed, tangible or intangible, now existing or owned or hereafter acquired or arising, wherever located:

                   (a) any and all of Borrower's Accounts, Inventory and Equipment and all of Borrower's records and Contract Rights relating to any of the foregoing (including without limitation any and all rights of Borrower as lessor or lessee under any real property or equipment leases arising from time to time), tax refunds, and all debts, obligations and liabilities in whatever form, owing to Borrower from any person, firm or corporation, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, and all guaranties and security therefor, all of Borrower's rights as an unpaid vendor or lienor, including the rights of stoppage in transit, replevin and reclamation, and all monies, securities and other property (and any proceeds thereof), now or hereafter held or received by or in transit to the Bank from Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise and all credits and balances of Borrower at any time existing with the Bank; and

          "Contract Rights" means any right of Borrower to payment under a contract not yet earned by performance and not evidenced by an instrument or chattel paper and other rights under agreements between the Borrower and third parties, including without limitation any and all rights of the Borrower under leases, license agreements for the licensing of General Intangibles and promissory notes.

          "Cost of Funds" means the annual or per annum rate of interest designated by the Bank at its main office in Portland, Maine from time to time for the internal guidance of its lending personnel as its "Cost of Funds," whether or not any such rate is published. An interest rate based on Cost of Funds is simply an indicator for a fixed rate of interest per annum for all loans making reference thereto and is not necessarily the lowest or most favorable rate of interest provided by the Bank to any particular group of borrowers.

          "Cost of Funds Interest Period" shall mean with respect to the per annum rate of interest paid by the Borrower on an advance made by Bank to Borrower pursuant to Section 3 hereof a period of eighty-four (84) months (seven years), provided that in no event shall the Cost of Funds Interest Period extend beyond January 1, 2004 and the seven year Cost of Funds interest rate option is available only for the entire Term Loan Period.

          "Cost of Funds  Loans"  means any loan made by Bank to Borrower  under
Section 3 hereof from time to time in an amount not less than $100,000 (and thereafter in increments of $5,000) for which interest is to be computed on the basis of the Cost of Funds Rate for the applicable Cost of Funds Interest Period.

          "Cost of Funds Portion" means the outstanding amount of the Term Loan on the commencement of the Term Loan Period available to Borrower for term loans under Section 3 hereof and which as of the date of the request has met all conditions for basing the interest on advance on Cost of Funds.

          "Cost of Funds Pricing Option" shall mean the option granted to the Borrower to have interest on the principal amount of the Term Loan made by Bank to Borrower under Section 3 hereof bear interest computed on the basis of Cost of Funds.

          "Cost of Funds Rate" for the Term Loan made pursuant to Section 3 hereof means the annual or per annum rate of interest equal to Cost of Funds for the applicable Cost of Funds Interest Period plus 2.25% fixed on the date of the commencement of the Term Loan Period.

          "Cost of Funds Rate Request" means the notice in writing (or by telephonic communication confirmed in writing on the same day as the telephonic request) from the Borrower to the Bank requesting that interest on the Term Loan be based on a Cost of Funds Rate for the Cost of Funds Interest Period and shall be received one (1) day in advance on the commencement of the Term Loan Period.

          "Eligible Accounts Receivable" or "Qualified Accounts" means an Account owing to Borrower which met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

                   (a) The Account is evidenced by an invoice or other documentation in form reasonably acceptable to Bank, is payable in United States dollars and is not more than ninety (90) days from the date of the invoice therefor (or more than ninety (90) days beyond the due date, for any Account that arises from a sale made on a datings basis).

                   (b) The Account arose from the performance of services or an outright sale of goods by Borrower, such goods have been shipped to the account debtor or delivered to the account debtor on open account and on an absolute sale basis and not on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return agreement, and none of such goods have been returned, repossessed, rejected, lost or damaged, and Borrower has possession of, or has delivered to Bank, shipping and delivery receipts evidencing such shipment.

                   (c) The Account is subject to and covered by Bank's perfected security interest and is not subject to any prior assignment, claim, lien, or security interest, and Borrower will not make any further assignment thereof or create any further security interest therein, nor permit Borrower's rights therein to be reached by attachment, levy, garnishment or other judicial process.

                   (d) The Account is not subject to set-off, credit, allowance or adjustment, or to any counterclaim or defense by the account debtor, except reasonable discounts allowed for prompt payment and other allowances made in accordance with Borrower's customary business practices, and the account debtor has not complained as to its liability thereon.

                   (e) The Account  arose in the ordinary  course of  Borrower's business and is not owing from an employee, officer, agent, director, stockholder, supplier, parent, subsidiary, affiliate or brother/sister entity of Borrower (other than amounts due from Vetrotex CertainTeed Corp.) or from the United States of America or any department, agency or instrumentality thereof.

                   (f) No notice of bankruptcy or insolvency of the Account debtor has been received by or is known to Borrower.

                   (g) The Account is not owed by an account debtor whose principal place of business is outside the United States Of America, unless (i) such account debtor has furnished Borrower with an irrevocable letter of credit which has been issued or confirmed by a financial institution acceptable to Lender, is in form and substance acceptable to Bank, has been pledged to Bank, and is payable in United States dollars in an amount not less than the face value of the Account or (ii) is insured pursuant to a program acceptable to Bank.

                   (h) The account debtor is not located in the State of New Jersey, unless borrower is a New Jersey corporation, has received a certificate of authority to do business in New Jersey or has filed a Notice of Business Activities Report with the New Jersey Division of Taxation for the then-current year.

                   (i) The Account is not evidenced by chattel paper or an instrument or promissory note of any kind.

                   (j) The Account is one against which Bank is legally permitted to make loans and advances.

                   (k) Bank in its sole discretion does not deem the Account to be unacceptable for any reason.

PROVIDED THAT, without limiting Bank's rights under paragraph (1) above: (i) if, at any time, thirty percent (30%) or more of the aggregate amount of the Accounts due from any account debtor are unpaid in whole or in part more than ninety (90) days from the respective dates of invoice, from and after such time none of the Accounts (then existing or thereafter arising) due from such account debtor shall be deemed to be Qualified Accounts until such time as all Accounts from such account debtor are (as a result of actual payments received thereon) no more than ninety (90) days from the date of invoice; (ii) accounts payable by Borrower to an account debtor shall be netted against Accounts due from such account debtor and only the difference (if positive) shall constitute Eligible Accounts Receivable from such account debtor for purposes of determining the Borrowing Base (notwithstanding paragraph (d) above); (iii) the characterization of any Account due from an account debtor as an Eligible Account Receivable shall not be deemed a determination by Bank as to its actual value or as to the credit worthiness of the account debtor, nor in any way obligate Bank to accept any Account subsequently arising from such account debtor to be, or to continue to deem such Account to be, an Eligible Account

Receivable; (iv) it is Borrower's responsibility to determine the creditworthiness of account debtors, and all risks concerning them and concerning the collection of Accounts are with Borrower; and (v) all Accounts, whether or not Eligible Accounts Receivable, constitute Collateral.

          "Eligible Finished Goods Inventory" means such of Borrower's Inventory valued at the lower of cost or market as is initially, and at all times, until sold: new and unused (except, with Bank's prior written approval, used equipment held for sale or lease), in first-class condition (not seconds or samples), merchantable and saleable through normal trade channels and ready for sale; kept at a location on-site which has been identified in writing to Bank as a location of Inventory or at such other locations as the Bank may approve, which approval will not be unreasonably withheld; subject to a perfected security interest in favor of Bank; owned by Borrower free and clear of any lien except in favor of Bank; not obsolete and reported net of any Obsolescence Reserve; not consigned to a customer of Borrower; not purchased by Borrower as part of a "bulk" transfer or sale of assets, unless Borrower and the bulk transferor have complied with all applicable bulk sales and bulk transfer laws; not scrap, waste, defective goods, samples, seconds or the like; produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders promulgated thereunder; not stored with a bailee, warehouseman or similar party unless Bank has given its prior written consent thereto and Borrower has caused each such bailee, warehouseman or similar party to issue and deliver to Bank warehouse receipts in Bank's name for such Inventory; and not designated by Bank in its sole discretion as unacceptable for any reason. All Inventory, whether or not Eligible Finished Goods Inventory, constitutes Collateral but for purposes of advances under
Section 2 hereof, Eligible Finished Goods Inventory shall exclude Eligible Raw Materials Inventory and Eligible Parts Inventory.

          "Eligible Parts Inventory" means the aggregate dollar value of Borrower's parts for the production of Inventory valued at the lower of cost or market which constitutes Inventory but does not constitute Eligible Finished Goods Inventory or Eligible Raw Materials Inventory.

          "Eligible Raw Materials Inventory" means the aggregate dollar value of Borrower's raw materials acquired for the production of Eligible Finished Goods Inventory valued at cost, exclusive however, of the cost or value of any work in process, any samples or seconds, any raw materials stored off-site.

          "Equipment" means all of Debtor's equipment (as defined in 11 M.R.S.A. ss. 9-109 or any successor provision), including all machinery, furniture, fixtures, trade fixtures, computer hardware and software, any parts or accessions for any of the foregoing, and all documents evidencing Debtor's title to any of the foregoing, all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities, and other agreements of manufacturers, vendors and others with respect to the foregoing, all whether now owned or hereafter acquired and wherever located and any other goods or equipment, or rights related thereto.

          "Fixtures" means and includes any and all (i) fixtures and improvements of Borrower now owned or hereafter acquired, now or hereafter erected, constructed, situated or affixed on any real property now or hereafter owned, leased or occupied by borrower; and (ii) machinery, Equipment, furniture, furnishings, trade fixtures or inventory of borrower now owned or hereafter acquired, now or hereafter affixed to any of the aforementioned real property; in each case together with any and all additions and accessions thereto, replacements therefor and products thereof.

          "General Intangibles" means and refers to any and all of Borrower's general intangibles, including, without limitation, all tax refunds of every kind and nature to which Borrower is now or hereafter may become entitled, no matter however arising, all other refunds, goodwill, trade secrets, computer programs, technology, customer lists, trade names, business names, copyrights, know-how, trademarks (and all associated goodwill), patents, all other intellectual property of every nature and variety, all indemnity agreements, guaranties, insurance policies, and all other contractual rights of whatever kind or nature, all licenses, permits and other approvals or rights in which Borrower has any interest and any and all moneys, securities and other properties now or hereafter held or received by or in transit to the Bank, and all credits and balances of Borrower at any time existing and uncertificated securities.

          "Indebtedness" means at any date and without duplication (i) all items (except items of capital stock or capital paid-in surplus or retained earnings) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of the balance sheet of the Borrower as of the date on which such indebtedness is to be determined, including the obligations and liabilities of Borrower for borrowed money and any Capital Lease; (ii) all indebtedness secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset held by such Borrower is subject, whether or not the indebtedness so secured thereby shall have been assumed; (iii) all indebtedness of others which Borrower has directly or indirectly guaranteed, endorsed, or sold with recourse or agreed, contingent or otherwise, to purchase or repurchase or otherwise acquire, or in respect of which the Borrower has agreed to supply or advance funds (whether by way of loan, stock purchase, capital, contributions or otherwise) or otherwise to become directly or indirectly liable; (iv) the unfunded or unreimbursed portion of all letters of credit issued for the account of any Person; and (v) all other indebtedness of a Person on which interest charges are customarily paid or accrued.

          "Inventory" means and includes any and all of Borrower's inventory now owned or hereafter acquired, goods held by and intended for sale or lease by Borrower or to be furnished by Borrower under contracts of service and all raw materials, work in process, finished goods, parts, materials and supplies of every nature used or useable in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods, including all goods used or consumed in Borrower's business and all goods in transit and returned, reclaimed and rejected goods of whatever kind, and further including, without limitation, all Eligible Finished Goods Inventory, Eligible Raw Materials Inventory or Eligible Parts Inventory.

          "LIBOR" means the per annum rate of interest determined by the Bank two (2) Banking Days before the beginning of any LIBOR Interest Period to be the rate of interest, if any is available, at which the then principal balance of a Loan is offered to the Bank by prime banks in the London International Interbank Eurocurrency market for deposit for a period of time comparable to the applicable LIBOR Interest Period on or about 11:00 a.m. London time.

          "LIBOR Interest Period" means for any loan or advance under Sections 2 or 3 hereof any period selected as provided below of thirty (30) days to three hundred sixty (360) days, in thirty (30) day increments, commencing on any Banking Day, provided, however, that no LIBOR Interest Period with respect to any LIBOR Loan made under Section 2 hereof shall extend beyond the Revolving Credit Termination Date and no LIBOR Interest Period with respect to any LIBOR Loan made under Section 3 hereof shall extend beyond the Term Loan Period. Each determination by the Bank of any LIBOR Interest Period shall, in the absence of manifest error, be conclusive and, at the Borrower's request, the Bank shall demonstrate the basis for any such determination.

          "LIBOR Loans" means any loan made by Bank to Borrower under Sections 2 or 3 hereof from time to time in an amount not less than $100,000 for which interest is to be computed on the basis of the LIBOR Rate.

          "LIBOR Portion" means the portion of any Loan specified in a LIBOR Rate Request which is not less than $100,000 in the aggregate (and thereafter in increments of $5,000) and which does not exceed the availability under the revolving credit facility or the amount of Term Loans, as applicable, and which as of the date of the request has met all conditions for basing the interest on advance on LIBOR.

          "LIBOR Rate" means for any LIBOR Loan made by Bank to Borrower pursuant to Section 2 hereof the per annum rate of interest equal to LIBOR for the LIBOR Interest Period for which interest is to be determined based on LIBOR Rate plus one and three-quarters percent (1.75%) per annum, and for any LIBOR Loan made by Bank to Borrower pursuant to Section 3 hereof the per annum rate of interest equal to LIBOR for the LIBOR Interest Period for which interest is to be based on the LIBOR Rate plus two and one-quarter percent (2.25%) per annum.

          "LIBOR Rate Option." The option granted pursuant to Sections 2 and 3 of this Agreement to have interest on all or any portion of the principal amount of a revolving credit loan OR Term Loan, as applicable, based on LIBOR.

          "LIBOR Rate Request" means the notice in writing (or by telephonic communication confirmed in writing on the same day as the telephonic request) from the Borrower to the Bank requesting that interest on all or a qualified portion of a Loan made pursuant to Sections 2 or 3 hereof be based on the LIBOR Rate, which request shall be received by 11:00 a.m. Portland, Maine time at least two (2) Banking Days prior to the date of any proposed LIBOR Loan, which request shall specify the first day of the LIBOR Interest Period, the proposed length of the LIBOR Interest Period and the dollar amount of the LIBOR Portion (which shall not be less than $100,000), subject in all cases to the terms and provisions hereof.

          "Lien," as applied to the property of any Person, shall mean any charge, conditional sale or other title retention agreement, lease, lien, mortgage, pledge or other security interest or encumbrance of any kind on any property of such Person, or upon the income, rents, or profits therefrom; any arrangements, expressed or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation or priority to the payment of unsecured creditors of such Person; any indebtedness for wages or indebtedness arising for any other reason which, if unpaid for thirty days after the same shall have become due and payable, under
Section 5 of the United States Bankruptcy Code or any other law (whether or not the events or conditions, other than the existence of such indebtedness or the initiation of legal proceedings available generally to unsecured creditors, set forth in such law have occurred and have been satisfied) could be given any priority whatsoever over general unsecured creditors of such Person, and/or the execution and delivery by Borrower or any such Person of, or any agreement to give any financing statement under the Maine Uniform Commercial Code or its equivalent or analog in any jurisdiction.

          "Loan Documents" means this Agreement, the Notes, the Security Documents and any and all other instruments, documents and agreements evidencing, securing, governing or otherwise relating to the Obligations, whether now existing, executed contemporaneously herewith, or executed at any time in the future.

          "Loans" or "Loan" shall mean the revolving credit and term loans made to Borrower pursuant to this Agreement.

          "Notes" means the Demand Note issued by Borrower to evidence the Loans made by Bank pursuant to Section 2 and the Term Note(s) issued by Borrower to evidence the Loans made by Bank pursuant to Section 3 hereof (each being sometimes referred to as a "Note"), including any and all renewals, extensions or rearrangements thereof, modifications thereto and substitutions therefor.

          "Obligations," as used herein, means any and all notes, liabilities, advances, loans, obligations and indebtedness of Borrower to Bank of every kind, nature and description (whether or not evidenced by any note or other instrument, and whether or not for the payment of money), direct or indirect, absolute or contingent, primary or secondary, joint or several, otherwise secured or unsecured, due or to become due, now existing or hereafter arising, regardless of how they arise or were acquired, including, without limiting the generality of the foregoing, the Note, and all amounts owing by Borrower to Bank by reason of purchases made by Borrower from other concerns and factored or financed by Bank, any liability of Borrower to Bank as a guarantor or surety of the indebtedness or liabilities of others, obligations to perform acts and refrain from taking action as well as obligations to pay money, and all interest, fees, charges and expenses (including reasonable attorneys' fees) paid or incurred by Bank at any time in connection with the commitment for, negotiation, preparation, execution, delivery, perfection, administration and/or enforcement or amendment of this Agreement or any other of the Loan Documents. All Obligations of Borrower to the Bank are secured by the Collateral.

          "Permitted Encumbrances" means with respect to any asset:

                   (a) Liens securing the Note and other Liens in favor of the Bank;

                   (b) Exceptions affecting title to real property as shown in a title insurance policy approved by the Bank;

                   (c) In the case of any mortgaged real property constituting Collateral hereunder that is not covered by a title policy, minor defects in title or customary easements, plotted building lines, restrictive covenants, mineral reservations and similar exceptions affecting title which do not secure the payment of money;

                   (d) Inchoate statutory operator's liens securing obligations for labor, services, materials and supplies which are not delinquent or which are being contested by Borrower in good faith for which Borrower has obtained a proper payment and performance bond in the amount of the contested claim;

                   (e) Any other mechanic's, materialmen's, warehousemen's, journeymen's and carrier's liens and other liens arising by operation of law or statute in the ordinary course of business if the underlying claim is not delinquent and in any event did not cover a billing period exceeding thirty (30) days, unless the claim giving rise to such lien is being contested by Borrower in good faith, in which case borrower shall have obtained a proper payment and performance bond in the amount of the contested claim;

                   (f) Liens for taxes or other impositions which are not yet due or which are delinquent and are being contested by Borrower as permitted by and in accordance with the terms and conditions set forth in Section 6.4 hereof; and

                   (g) Liens securing Indebtedness authorized under Section 7.1(d) to the extent the creditor finances the acquisition of the asset or item of Collateral and such creditor's lien is limited to that asset or item of Collateral, provided that such Liens shall not secure obligations exceeding at any time $25,000 in the aggregate, Plus the lien in favor of Vetrotex CertainTeed Corp. as described in Schedule 5.8 attached hereto.

          "Person" or "Party" shall include individuals, firms, corporations, associations, partnerships, joint venturers, governmental units and all other entities of every type and nature.

          "Records" means all Borrower's books of account and similar books and records used or useful in connection with the conduct of Borrower's business of every kind and nature, including, without limitation, books, records, ledger cards, all electronically recorded data relating to Borrower or its business and other property, rights and general intangibles at any time evidencing or relating to Collateral.

          "Restricted Payment" means (a) any dividend or distribution, direct or indirect, on account of a Person's ownership of capital stock or other securities of the Borrower; (b) any purchase or acquisition, direct or indirect, of any interest in the Borrower now or hereafter outstanding or any warrants or rights to purchase any such interest; and (c) any payments relating to any Subordinated Debt.

          "Revolving Credit Termination Date" as to the Loans made to the Borrower pursuant to Section 2, means June 1, 1997, unless renewed or extended by Bank in writing prior to such date in which the Bank specifically refers to an extension of the Revolving Credit Termination Date. The decision whether to renew, as well as the terms and conditions of any such renewal, including without limitation the interest rate, maximum principal amount and maximum extension term, will be in the sole and absolute discretion of the Bank. The existence of a Revolving

Credit Termination Date in this Agreement does not alter, modify, qualify or limit the demand nature of the obligations of Borrower to Bank under Article 2 hereof.

          "Security Documents" means any and all documents, instruments or agreements securing the Obligations, whether now existing or executed hereafter, as the same may be amended from time to time, including, without limitation, a Security Agreement of even date between Borrower and Bank, the assignment of rentals, and all UCC-1 Financing Statements.

          "Senior   Debt"  of  the  Borrower   means  as  of  the  date  of  any
determination thereof, the aggregate amount of all Indebtedness of Borrower to any third party, other than Subordinated Debt.

          "Subordinated Debt" of the Borrower means indebtedness of the Borrower identified on Schedule 5.8 attached hereto, if any, other than Indebtedness secured by Permitted Encumbrances which debt has been consented to in writing by the Bank and which by its terms (or by the instruments under which it is outstanding and to which appropriate reference is made evidencing any such Subordinated Debt) is expressly made subordinate and junior in payment to the Note and to the other Obligations of the Borrower to the Bank, all upon such terms and pursuant to such provisions and agreements as the Bank may require, and which indebtedness has been subordinated to the Loans pursuant to the terms of a Debt Subordination Agreement in form and substance satisfactory to Bank.

          "Tangible Net Worth" or "Net Worth" of the Borrower means, as of the date of any determination thereof, shareholders equity "including capital stock, additional paid-in capital and retained earnings) as set forth in the Borrower's statement of financial position determined in accordance with GAAP (provided that, regardless of the requirements of GAAP, all classes of Borrower's outstanding preferred stock shall be treated as shareholders equity), minus the aggregate book value of the following items (but only to the extent that such items have been included in any determination of the consolidated total assets of the Borrower): (i) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses, and similar assets that would be classified as intangible assets on a balance sheet prepared in accordance with GAAP; (ii) deferred charges and prepaid expenses, other than prepaid taxes; (iii) capital stock, notes and other securities issued by the Borrower and then held in the treasury of the Borrower; (iv) any and all amounts due to the Borrower from any employees or officers of the Borrower or any Affiliate of the Borrower; and (v) assets located, and notes receivable due from obligers domiciled outside of the United States of America or Canada.

          "Term Loan Period" shall mean the period beginning on February 1, 1997 and continuing through January 1, 2004.

          "Total Debt" of the Borrower means as of the date of any determination thereof, the aggregate amount of all Indebtedness of Borrower.

          "Total Debt Service" shall mean the annual payments of principal, interest, penalties and premiums, if any, paid or to be paid annually by Borrower in respect of its Total Debt.

          1.2 The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa. The use herein of a word of any gender shall include both genders.

          1.3 Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivisions of this Agreement as originally executed. The words "hereof," "herein," "hereunder" and words of similar import refer to this Agreement as a whole.

          1.4 The headings or titles of the several Articles and Sections shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.

          1.5 All words and terms used in this Agreement and in any supplement or amendment hereto, other than those specifically defined in this Agreement or such supplement or amendment, shall be deemed to have the meanings, if any, accorded to them in the Maine Uniform Commercial Code, 11 M.R.S.A. ss. 101 et. seq., as amended from time to time (herein, the "Code" or the "Maine UCC" )
 .

          1.6 The parties hereto acknowledge and agree that neither this Agreement nor any other Loan Document shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged and agreed that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other Loan Documents.

          1.7 All accounting terms not specifically defined shall be construed in accordance with the United States Generally Accepted Accounting Principles and consistently applied on the basis used by the concerned entity in prior years.

SECTION 2. REVOLVING CREDIT LOANS

          2.1 Establishment of Revolving Credit Facility. (a) Subject to the terms and conditions hereof, and in reliance on the representations and warranties set forth herein, Bank agrees to advance to Borrower from time to time, an amount equal to the sum of (i) up to seventy-five percent (75%) of the net amount of Borrower's Eligible Accounts Receivable; and (ii) up to (A) fifty percent (50%) of the Eligible Finished Goods Inventory valued at the lesser of cost or market value, plus (B) up to twenty percent (20%) of the Eligible Parts Inventory Plus (C) up to fifty percent (50%) of any Eligible Raw Materials Inventory; Provided, that in no event shall advances pursuant to the revolving credit facility established under this Section 2 exceed in the aggregate One Million Five Hundred Thousand Dollars ($1,500,000) (the "Revolving Credit Commitment Amount"). The Bank reserves the right to modify (upwards or downwards) the formula for advances under this Section 2 on thirty (30) days prior written notice to Borrower.

                   (b) The advances permissible under this revolving credit facility based on Eligible Accounts Receivable and Eligible Inventory (of every type) shall be known as Borrower's Borrowing Base. Loans (which shall be in minimum amounts of $5,000) shall be made at such times as Borrower shall request by notice given no later than 11:00 a.m. on the day when the Loan is to be made as to any advance hereunder bearing interest at the Prime Lending Rate, except for LIBOR Loans, which shall be subject to all requirements of a LIBOR Rate Request. Such notice, which shall accompany any such Borrowing Base Certificate shall be in writing or by telephonic communication confirmed immediately following any such telephone request.

                   (c) The Borrower hereby authorizes the persons  identified in
Schedule 2.1(c) to request advances by telephone (a "Telephonic Advance Request"). All Telephonic Advance Requests shall be followed by written confirmation transmitted by telecopier. Bank shall have no obligation to inquire into the circumstances, use, purpose, disposition or application of funds advanced pursuant to a Telephonic Advance Request and shall have no liability relating thereto.

                   (d) This facility shall expire on the first to occur of the following: (i) demand by Bank in respect of the Note evidencing Loans under this
Section 2, (ii) the occurrence of a Default or an Event of Default (as hereinafter defined).

                   (e) In the absence of demand by Bank, the Borrower may borrow, repay and reborrow from time to time amounts under this line of credit through the Revolving Credit Termination Date, provided that in no event shall the aggregate amount outstanding hereunder exceed the Revolving Credit Commitment Amount. Any revolving credit advance not previously repaid shall be due and payable on the Revolving Credit Termination Date.

                   (f) Borrower shall, on a monthly basis, deliver to Bank a Borrowing Base Certificate, in such form as the Bank may require from time to time. The Borrowing Base Certificate will indicate the current amount of Accounts, Eligible Accounts Receivable, and the current amount of Inventory and each element of Eligible Inventory (namely, Eligible Finished Goods Inventory, Eligible Raw Materials Inventory and Eligible Parts Inventory).

Inventory will be valued according to GAAP and will be listed by nature, quantity and location.

                   (g) The proceeds of all revolving credit advances shall be used for working capital purposes.

         2.2 Interest Rate Applicable on Revolving Credit Advances. (a) The rate of interest due and payable on each advance hereunder shall be a per annum rate equal to the Bank's Prime Lending Rate per annum unless Borrower elects a fixed rate pricing for such advance based on LIBOR, in which case the advance in respect of which a fixed rate pricing option has been chosen shall bear interest at the applicable LIBOR Rate for the LIBOR Interest Period, so selected by the Borrower in the request for an advance. If Borrower does not notify Bank of an alternative interest rate option prior to the end of the applicable fixed rate interest period, interest on the outstanding principal amount of such advance shall convert automatically to a Prime Rate based index and accrue at the Prime Lending Rate until an alternative rate is chosen in accordance with the terms hereof. Interest shall be adjusted daily and calculated on the basis of a three hundred sixty (360) day year counting the actual number of days elapsed. The change in the rate of interest due and payable on a Loan shall be effective on the date of any change in the Prime Lending Rate as to any advance bearing interest at the Prime Lending Rate.

                   (b) Subject to the terms and conditions hereof and so long as there exists no event of default hereunder or under the Note evidencing Loans under this Section 2, the Borrower, in its sole discretion upon notice to the Bank in the form required in any fixed rate request, may elect to have the principal amount of an advance under this credit facility accrue and bear daily interest during the LIBOR Interest Period so selected in said notice at a LIBOR Rate, as applicable. Once selected, the applicable fixed rate shall be the rate of interest per annum paid by Borrower in respect of any such advance so designated for the interest period so selected. Upon expiration of any such interest period, the Borrower may select further fixed rate pricing options for the next succeeding fixed rate interest period in accordance with the terms hereof or, in the absence of such an election, the advance shall bear interest at the Prime Lending Rate.

         2.3 Payments of Principal and Interest. Interest payments shall be due and payable monthly in arrears on the first day of each month commencing on the first such date next succeeding the date hereof and continuing thereafter on the first day of each month so long as Loans hereunder remain available or outstanding. Principal payments shall be repaid on demand and, in the absence of prior demand, on the Revolving Credit Termination Date.

         2.4  Revolving  Credit  Note.  The Loans made by Bank  pursuant to this
Section 2 shall be evidenced by the execution and delivery of a demand note substantially in the form attached hereto as Exhibit A (the "Revolving Credit Note"), payable to the order of the Bank, duly executed on behalf of the Borrower, dated as of the Closing Date and in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000). The then outstanding principal balance of the Revolving Credit Note shall be due and payable on the Revolving Credit Termination Date or earlier upon demand.

          2.5 Payment of Maintenance Fee. any loans or advances hereunder bearing interest at the LIBOR Rate or Cost of Funds Rate may be prepaid in full prior to the end of the applicable LIBOR Interest Period or Cost of Funds interest period only with the consent of the Bank and only upon payment of the applicable Maintenance Fee, if any. The "Maintenance Fee" shall mean the payment required in the event of any prepayment of the principal of a Loan bearing interest at a fixed rate of interest prior to the end of the fixed rate interest period, which amount shall be calculated as follows: the latest published rate preceding the date of a prepayment for United States Treasury Notes or Bills (bills on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release with a maturity date closest to the maturity date of the term chosen for the applicable fixed rate interest period being prepaid which shall be subtracted from the "Cost of Funds" component of the fixed rate in effect at the time of prepayment. If the result is zero or a negative number, no prepayment premium shall be payable. If the result is a positive number, then the resulting prepayment shall be multiplied by the amount of the principal balance being prepaid. The resulting amount will be divided by 360 and multiplied by the number of days remaining in the applicable fixed rate interest period as to which a prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above-referenced United States Treasury Note or Bill rate and the number of days remaining in the applicable fixed rate interest period as to which a prepayment is made as of the date of prepayment. The resulting amount shall be the Maintenance Fee due to the Bank on any prepayment of a fixed rate loan. Appropriate adjustments shall be made for partial prepayments.

          2.6 Overdue Payments. In the event that the Borrower shall fail to make any payment of the principal of, or interest on the Revolving Credit Note when due, whether at a date fixed for the payment of any installment or prepayment thereof, and such failure continues for more than ten (10) days, Borrower shall pay to Bank upon demand a late fee of five percent (5%) of the overdue installment amount. The holder of this Note also shall have the right to charge interest on the unpaid principal balance hereof at an interest rate equal to the sum of three percent (3%) per annum plus the rate of interest otherwise payable as provided herein commencing after the occurrence of a Default or Event of Default under this Agreement or any of the Loan Documents, but only following the expiration of any applicable period of grace without a cure having been effected. The failure by the holder of the Revolving Credit Note to collect any such late charge or to apply a default rate of interest on one occasion shall not be deemed a waiver by the holder of the Note of its right to collect late charges or to collect such charges in any other instance involving a late payment hereunder or to apply a default rate of interest thereafter.

          2.7 Monthly Statements. After the end of each month, Bank will render to Borrower a statement of Borrower's account activity, showing all applicable credits and debits as of the date specified in said statement. Absent manifest error, each statement shall be considered correct and to have been accepted by Borrower and shall be conclusively binding upon Borrower in respect of all charges, debits and credits of whatever nature contained therein under or pursuant to this Agreement, and the closing balance shown therein, unless
Borrower notifies Bank in writing of any discrepancy or disagreement within thirty (30) days from the mailing by Bank to Borrower of any such monthly statement.

          2.8 Form and Terms of Payment. All payments by the Borrower of the principal of or interest on the Revolving Credit Note and of any fee due hereunder shall be made at the address of the Bank set forth in Section 15.2 and shall be made in United States dollars in immediately available funds. The Borrower hereby authorizes the Bank to charge the Borrower's deposit accounts for the purpose of effecting all such payments. If any payment of principal of or interest on the Revolving Credit Note shall become due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day and such extension shall be included in computing interest in connection with such payment.

          2.9 Availability Fee. Borrower shall pay to Bank an availability fee equal to one-eighth of one percent (.125%) per quarter (computed on the basis of the actual number of days elapsed over a 360 day year) of the daily unused portion of the Revolving Credit Commitment Amount, which amount shall be payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the first of such dates next succeeding the date hereof, and continuing until demand or the Revolving Credit Termination Date, whichever is earlier. The availability fee will be pro-rated for any partial calendar quarter. The Availability Fee provided for in this Section is in addition to any fees, balances or charges which may be applicable to other services now or hereafter provided to Borrower by the Bank.

          2.10 Inability to Determine LIBOR Rate. In the event that prior to the commencement of any LIBOR Interest Period relating to any LIBOR Rate Loan, Bank shall determine in the exercise of its reasonable commercial judgment that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate for such Interest Period, Bank shall forthwith give notice of such determination (which shall be conclusive and binding on Borrower) to the Borrower. In such event (a) any notice from Borrower requesting a LIBOR Rate for a Loan shall be automatically withdrawn and shall be deemed a request for a Loan bearing interest at the applicable Prime Lending Rate index, and (b) each LIBOR Loan will automatically, on the last day of the then current LIBOR Rate Interest Period, convert to an amount accruing interest at the Prime Lending Rate index per annum, and no further LIBOR Loans will be permitted until Bank determines in the exercise of its reasonable commercial judgment that the circumstances giving rise to such suspension no longer exist, whereupon Bank shall so notify Borrower.

          2.11 Demand Obligations. Borrower acknowledges and agrees that the revolving credit loans made pursuant to this Section 2 are demand obligations, as defined in the Maine Uniform Commercial Code, which may be called by Bank for full and immediate payment at any time, in Bank's sole discretion. Borrower acknowledges and agrees that the demand nature of such obligations is not waived by Bank or otherwise negated or affected in any way, notwithstanding any provisions herein, in the Revolving Credit Note evidencing such loans or elsewhere which may indicate Bank's present willingness to accept various payments over time, to periodically consider renewal of this facility, and notwithstanding references in this Agreement, in the Revolving Credit Note or any other Loan Document to "Defaults" or "Events of Default."

SECTION 3. TERM LOANS

          3.1 Term Loans. (a) The Bank agrees that, upon the terms and subject to the conditions hereinafter set forth, it shall make term loans to the Company in the principal amount of up to $1,800,000 (the "Term Loan"). The Bank and the Borrower agree that approximately $1,500,000 of the Term Loan will be advanced at Closing to refinance existing term indebtedness and for the acquisition of machinery and equipment. The ability of the Borrower to secure additional advances under this Term Loan shall expire on January 31, 1997. Requests for an advance under the Term Loan facility shall be made in writing one day prior to the date of the proposed advance and shall specify the amount of the advance, the proposed use of the proceeds and such other information as the Bank may require. It is contemplated that the proceeds of the additional advances under this Term Loan facility will be used solely for the acquisition of machinery and equipment and advances shall be limited to seventy-five percent (75%) of the demonstrated invoice cost of the item or items of machinery and equipment to be acquired.

                   (b) The Term Loan shall be payable until paid in full in eighty-four (84) consecutive monthly installments of principal, each monthly payment in an amount sufficient to fully amortize the then outstanding principal balance of the Term Loan over the then remaining balance of the Term Loan Period. Principal payments shall be payable on the first day of each month commencing on February 1, 1997 and continuing thereafter on the first day of each month until December 1, 2003, with one final payment of all remaining principal on January 1, 2004, unless earlier paid or required to be paid in accordance with the terms of this Agreement. Interest due in respect of so much of the principal amount of the Term Note evidencing Term Loans as shall have been advanced to the Borrower shall be payable monthly in arrears on the first day of each month, commencing on the first such date after the date hereof and continuing thereafter on the first day of each month until maturity (whether by acceleration or otherwise).

          3.2 Term Note. (a) The Term Loan shall be evidenced by the execution and delivery by the Company of a term note (the "Term Note") substantially in the form attached hereto as Exhibit B (the Term Note and the Demand Note, together with any extensions or rearrangements thereof, modifications or amendments thereto or substitutions therefor, being sometimes referred to collectively as the "Notes" and each individually as a "Note"), payable to the order of the Bank, dated as of the Closing Date, secured by the Collateral and in the aggregate principal amount of up to $1,800,000.

                   (b) The Term Note shall bear interest (computed on the basis of the actual number of days elapsed in a 360 day year) on the unpaid principal amount thereof at a per annum rate of interest equal to the Prime Lending Rate plus one-quarter percent (.25%), (a) provided that, subject to the terms and conditions hereof, and so long as there exists no Event of Default hereunder or under the Term Note, from the date hereof through January 31, 1997 the Borrower in its sole discretion upon notice to the Bank in the form required in any fixed rate request, may elect to have the principal amount of all or any portion of the Term Loan accrue and bear interest daily during the LIBOR Interest Period selected pursuant to a LIBOR Rate Request at a per annum rate equal to LIBOR plus two and one-quarter percent (2.25%) for the LIBOR Interest Period selected in accordance with the terms hereof; and (b) provided, further, that subject to the terms and conditions hereof and so long as there exists no Event of Default hereunder or under the Term Note, on February 1, 1997 Borrower in its sole discretion upon notice to the Bank in the form required in any fixed rate request, may elect to have the entire principal amount of the Term Loan accrue and bear interest at the Cost of Funds Rate (namely, Cost of Funds plus two and one-quarter percent (2.25%) for the balance of the Term Loan Period or if the Cost of Funds Rate Option is not selected in accordance with the terms hereof, the Borrower may elect to have the Term Loan accrue and bear interest daily during the LIBOR Interest Period selected pursuant to a LIBOR Rate Request at a per annum rate equal to LIBOR plus two and one-quarter percent (2.25%) for LIBOR Interest Period selected in accordance with the terms hereof. Once selected, the applicable fixed rate shall be the rate of interest per annum paid by Borrower in respect to any such advance so designated for the interest period so selected. Upon expiration of any such interest period, the Borrower may select further fixed rate pricing options for the next succeeding fixed rate interest period in accordance with the terms hereof or, in the absence of such selection, the advance shall bear interest at the Prime Lending Rate plus one-quarter percent (.25%).

                   (c) Borrower may prepay all (but not less than all) of principal amount of the Term Loan provided the payment of a maintenance fee in the event of any prepayment of principal, which amount shall be calculated as follows: the latest published rates preceding the date of a prepayment for United States Treasury Notes or Bills (Bills on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release with a maturity date closest to the maturity date of the term chosen for the applicable fixed rate interest period being prepaid which shall be subtracted from the "Cost of Funds" component of the fixed rate in effect at the time of prepayment. If the result is zero or a negative number, no prepayment premium shall be payable. If the result is a positive number, then the resulting prepayment shall be multiplied by the amount of the principal balance being prepaid. The resulting amount will be divided by 360 and multiplied by the number of days remaining in the applicable fixed rate interest period as to which a prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above-referenced United States Treasury Note or Bill rate and the number of days remaining in the applicable fixed rate interest period as to which a prepayment is made as of the date of prepayment. The resulting amount shall be the Maintenance Fee due to the Bank on any prepayment of a fixed rate loan. Appropriate adjustments shall be made for partial prepayments.

          3.3 Overdue Payments. In the event that the Borrower shall fail to make any payment of principal of or interest on the Term Note when due, whether at a date fixed for the payment of any installment or prepayment thereof, and such failure continues for more than ten (l0) days, Borrower shall pay to Bank upon demand a late fee of five percent (5%) of the overdue installment amount. The holder of the Term Note also shall have the right to charge interest on the unpaid principal balance hereof at an interest rate equal to the sum of three percent (3%) per annum plus the rate of interest otherwise payable as provided herein for any period during which the undersigned shall be in Default hereunder or under any of the Loan Documents. The failure by the holder of the Term Note to collect any such late charge or to apply a default rate of interest on one occasion shall not be deemed a waiver by the holder of the Term Note of its right to collect late charges or to collect such charges in any other instance involving a late payment hereunder or to apply a default rate of interest thereafter. Except to the extent that the Borrower has elected a LIBOR Rate or a Cost of Funds Rate, each change in the rate of interest on these Term Notes shall be effective on the date of any change in the Prime Lending Rate.

          3.4 Form and Terms of Payment. All payments by the Borrower of principal of or interest on the Term Note and of any fee due hereunder shall be made at the address of the Bank set forth in subsection 15.2 (or at such other address as the Bank shall have furnished to the Bank in writing) and shall be made in immediately available funds. The Borrower hereby authorizes the Bank to charge the Borrower's deposit accounts for the purpose of effecting any such payments. If any payment of principal of or interest on the Term Note shall become due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day and such extension shall be included in computing interest in connection with such payment.

          3.5 Commitment Fees. Borrower shall pay Bank a one-time commitment fee of $1,000 payable at closing.

          3.6 Use of Term Loan Proceeds. The proceeds of the Term Loan will be used solely to refinance existing debt and the balance shall be used to acquire machinery and equipment based on seventy-five percent (75%) of the demonstrated invoice cost of the machinery being acquired.

SECTION 4. CONDITIONS OF LENDING

          4.1 Initial Loan. The obligation of the Bank to make the initial Loan(s) hereunder is subject to the following conditions:

                   (a) On or prior to the date of the first advance, the Bank shall have received the Note and all other Loan Documents duly completed, executed and delivered.

                   (b) The receipt of a favorable opinion of counsel for the Borrower, dated as of such date and in form and substance satisfactory to the Bank and its counsel.

                   (c) A copy of the Borrower's organizational documents.

                   (d) Borrower shall deliver to the Bank certificates of insurance with appropriate loss payable and mortgagee endorsements as may be reasonably required by the Bank.

                   (e) All other information and documents which the Bank or its counsel may reasonably have requested in connection with the transactions contemplated by this Agreement, such information and documents where appropriate to be certified by the proper officers of Borrower or governmental authorities, including without limitation those documents identified in the Closing Agenda attached hereto as Schedule 4.1.

          4.2  Conditions  Precedent  to All  Loans.  On the  date of each  Loan hereunder and any advance under the revolving credit facility (a) the representations and warranties of the Borrower contained in Section 5 of this Agreement shall be true on and as of such dates as if they had been made on such dates (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under this Agreement); (b) the Borrower shall be in compliance with all material terms and provisions set forth herein on its part to be observed or performed on or prior to such dates as well as those terms and provisions the non-compliance with which could have a material adverse effect on the business or operations of Borrower or the value of the Collateral or the Bank's ability to recover all Obligations; (c) after giving effect to any Loan hereunder to be made on such dates, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing; (d) since the date of this Agreement, there shall have been no material adverse change in the assets or liabilities or in the financial or other condition of the Borrower; and (e) upon request of the Bank, the Borrower shall deliver to the Bank an officer's certificate in form satisfactory to the Bank affirming compliance with the conditions of subsection 4.2 as of such date. Each request for a Loan made by the Borrower hereunder shall constitute a representation and warranty to the Bank that all of the conditions specified in this subsection 4.2 have been satisfied as of the date of each such Loan.

  SECTION 5. REPRESENTATIONS AND WARRANTIES

          In order to induce the Bank to enter into this Agreement and to make the Loans provided for hereunder, the Borrower makes the following representations and warranties, which shall survive the execution and delivery hereof:

          5.1 Organization, Standing, etc. of the Borrower. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, the Security Documents to which it is a party, the other Loan Documents and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue the Notes and to carry out the terms hereof and thereof.

          5.2 Subsidiaries. The Borrower has no subsidiaries.

          5.3 Qualification. The Borrower is qualified to do business in the State of Maine and Maine is the only jurisdiction in which Borrower is required to be so qualified to carry on its business currently conducted. If the character of the properties owned or the nature of the activities conducted make such qualification or licensing necessary, the Borrower agrees that it will become so qualified at the option of the Bank.

          5.4 Financial Information; Disclosure, etc. The Borrower has furnished the Bank with the financial statements and other reports listed in Schedule 5.4 attached hereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis and fairly present the financial position and results of operations of the Borrower as of the dates and for the periods indicated. Since the end of the most recent fiscal period shown in such financial  statements,  there has not been any  material  adverse  change in the business, operations, properties or financial position of the Borrower not previously disclosed to the Bank in writing. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Bank by the Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein contained not misleading. None of the Loans will render the Borrower unable to pay its debts as they become due. The Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its property; and the Borrower has no knowledge of any person contemplating the filing of any such petition against it.

          5.5 Licenses: Franchises, etc. The Borrower has obtained all material authorizations, licenses, permits and franchises of any public or governmental regulatory body which are necessary for the conduct of the business of the Borrower as now conducted and proposed to be conducted (such authorizations, licenses, permits and franchises, together with any extensions or renewals thereof, being herein sometimes referred to collectively as the "Licenses"). All of such Licenses are validly issued and in full force and effect and the Borrower has fulfilled and performed all of its obligations with respect thereto, and has full power and authority to operate thereunder.

          5.6 Material Agreements. Intentionally deleted.

          5.7 Tax Returns and Payments. The Borrower has filed all federal, foreign, state and local tax returns required by law to be filed by it and has paid all taxes, assessments, impositions, fees and other governmental charges levied upon any of its properties, assets, income or franchises, other than those not yet delinquent and those being or about to be contested in accordance with subsection 6.4 hereof. There are in effect no waivers of applicable statutes of limitations for federal, state or local taxes for any period. The charges, accruals and reserves on the books of the Borrower in respect of its taxes are adequate in the opinion of the Borrower, and the Borrower knows of no unpaid assessment for additional taxes or of any basis therefor.

          5.8 Indebtedness, Liens and Investments, etc. Schedule 5.8 attached hereto correctly describes, as of the date hereof, (a) all outstanding Indebtedness of the Borrower in respect of borrowed money and Capital Leases;
(b) all existing mortgages, liens and security interests in respect of any property or assets of the Borrower; (c) all outstanding investments, loans and advances of the Borrower; and (d) all existing guarantees by the Borrower.

          5.9 Title to Properties: Liens. The Borrower has good and marketable title to all of its properties and assets, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, charge or encumbrance or other lien, except the existing mortgages and security interests referred to in Schedule 5.8 attached hereto. The Borrower enjoys quiet possession under all leases to which it is a party as lessee, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee or any unusual or burdensome provision materially adversely affecting the current and proposed operations of the Borrower.

          5.10 Litigation, etc. There is no action, proceeding or investigation of any sort pending or, to the knowledge of Borrower, threatened (or any basis therefor known to the Borrower) against or affecting the Borrower or the Collateral which could prevent or hinder the consummation of the transactions contemplated hereby or which questions the validity of this Agreement, the Note, the Security Documents or the other Loan Documents executed in connection herewith, or any action taken or to be taken pursuant hereto, or which might result, either in any case or in the aggregate, in any material adverse change in the business operations, affairs or condition of the Borrower or in any of its properties, or in any material liability on the part of the Borrower, or in any material impairment of the right or ability of Borrower to carry on its operations as currently conducted or proposed to be conducted.

          5.11 Authorization: Compliance with Other Instruments. The execution, delivery and performance of this Agreement, the Note and the Security Documents, and the other Loan Documents have been duly authorized by all necessary corporate action on the part of the Borrower, will not result in any violation of or be in conflict with or constitute a default under any term of the charter or by-laws of the Borrower, or, to the knowledge of Borrower, of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower or the Collateral, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower pursuant to any such term (except pursuant to the Security Documents). The Borrower is not in violation of any term of its organizational documents or by-laws, or, to the knowledge of Borrower, of any term of any agreement or instrument to which it is a party, or, of any judgment, decree, order, statute, rule or governmental regulation applicable to it.

          5.12 Governmental Consent. Neither the Borrower nor any shareholders of Borrower is required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority in connection with the execution or delivery of this Agreement and the issuance and delivery of the Note pursuant hereto, or in connection with the execution and delivery of the Security Documents and the granting of the security interests in the Collateral pursuant thereto other than the filing of financing statements and mortgages.

          5.13 Compliance with Laws. To the knowledge of Borrower, after due inquiry, Borrower is in compliance with all requirements of law, federal, state and local and all requirements of all governmental bodies or agencies having jurisdiction over it, the conduct of its business, the use of its properties and assets, and all premises occupied by it, and, without limiting the foregoing, the Borrower has all the required franchises, licenses, permits, certificates and authorizations needed for the conduct of its business, the use of its properties and assets, and all premises occupied by it, as now conducted, owned and used or as proposed to be conducted, owned and used or as proposed to be conducted, owned and used. Borrower has not received any notice, not heretofore complied with, from any federal, state or local authority or any insurance or inspection body that any of its properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law or any other requirement of any such authority or body. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution and delivery of, or for the performance by the Borrower of its obligations under this Agreement, the Note or any other instrument provided for or contemplated by this Agreement.

          5.14 Intellectual Property. Intentionally Deleted.

          5.15 Regulation U, etc. The Borrower does not own or have any present intention of acquiring any "margin stock" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Loans will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulation U. or cause this Agreement to violate Regulation U, Regulation T,

Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934. If requested by the Bank, the Borrower will promptly furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

          5.16 Employee Retirement Income Security Act of 1974. The Borrower has not incurred (a) an accumulated funding deficiency within the meaning of the employee retirement income security Act of 1974, or (b) any liability subject to the Pension Benefit Guaranty Corporation established under such act (or any successor thereto under such Act) in connection with any employee benefit plan established or maintained by the Borrower or any Subsidiary; nor (c) has the Borrower had any tax assessed against it by the Internal Revenue Service for any alleged violation under Section 4975 of the Internal Revenue Code. To the Borrower's knowledge, no prohibited transaction or reportable events have occurred with respect to any employee benefit plan established or maintained by the Borrower or any Subsidiary, as these terms are defined in ERISA and/or the Internal Service Code of 1986, as amended. Borrower has no pension, profit-sharing or other employee benefit plan except as identified in Schedule 5.16.

          5.17 Ownership of Borrower. Schedule 5.17 attached hereto correctly sets forth the number of shares of the Borrower's capital stock of each class authorized and the number thereof outstanding, the name of each of the Borrower's shareholders and the number of shares of each class of such capital stock owned by such shareholders. All of said outstanding shares are validly issued, fully paid and nonassessable and are owned by such shareholders as specified in such Schedule, free of any assignment, pledge, lien, security interest, charge, option or other encumbrance. Except as otherwise set forth in
Schedule 5.17 (relating to the terms of an employee stock option plan for less than thirty-eight percent (38%) of the Borrower's outstanding capital stock), the Borrower is not obligated in any manner to issue any additional shares of its capital stock.

          5.18 Environmental Compliance. To the best knowledge of the Borrower, after inquiry, all of Borrower's properties and the present use thereof are in compliance with all applicable environmental and land use laws, statutes, ordinances, regulations, orders and all applicable policies and guidelines. In particular but without limitation, there is no asbestos, lead paint or other hazardous, toxic or dangerous substance, material and/or waste in, on or under any such properties or the buildings thereon in any form or quantity which would violate applicable law or, if such materials are on or under such premises, Borrower has complied with all applicable laws requiring the reporting, licensing or other remedial or responsive actions under any municipal ordinance or state or federal law or regulation.

          5.19 General. To the best knowledge of the Borrower, neither this Agreement, nor the financial statements referred to herein, nor any certificates delivered pursuant to this Agreement, nor any other agreement, documents, certificate or written statement furnished to the Bank or to the Bank's counsel by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to State a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the special knowledge of any of the executive officers of the Borrower which has not been disclosed herein or in writing by them to the bank which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or other, of Borrower.

    SECTION 6. AFFIRMATIVE COVENANTS

          So long as any of the Loans shall remain available to the Borrower, and until the principal of and interest on the Note and all fees due hereunder and all Obligations shall have been paid in full, the Borrower agrees that;

          6.1 Financial Statements, Collateral Reports, etc. The Borrower will furnish or cause to be furnished to the Bank:

                   (a) Within one hundred twenty (120) days after the end of each fiscal year of the Borrower audited balance sheets of the Borrower as at the end of such year, and the related statements of income and surplus for such year, setting forth figures for the previous fiscal year, all in reasonable detail certified by independent public accountants selected by the Borrower and satisfactory to the Bank.

                   (b) Within thirty (30) days of the end of each fiscal year quarter, (i) a covenant compliance certificate from Borrower's President or Treasurer certifying as to compliance by Borrower with all covenants of Borrower hereunder, including demonstration of compliance with all financial covenants in such detail and form as the Bank may require; and (ii) a certificate by the Borrower's president or treasurer to the effect that such balance sheets and income statements presented in the previous quarter fairly present the condition of the Borrower at the end of such period and the results of its operations during such period in accordance with accounting procedures that have been applied on a consistent basis with prior interim financial information prepared by the Borrower.

                   (c) As soon as reasonably possible, and in any event within twenty-five (25) days after the end of each month, a statement signed and certified by a principal officer of the Borrower (or an employee of the Borrower acceptable to Bank)setting forth in reasonable detail, (i) a listing and aging of accounts receivable, (ii) a listing and aging of all accounts payable; (iii) unaudited balance sheets and statements of profit and loss, and (iv) a statement of cash flows for the year to date.

                   (d) On a semi-annual basis beginning on the Closing Date, a list of Borrower's customers with their addresses along with identification of any problem (ninety (90) days from invoice date) accounts.

                   (e) Promptly upon their becoming available, copies of any periodic or special reports riled by the Borrower with any federal, state or local governmental agency or authority, if such reports indicate any material change in the business, operations, affairs or conditions of the Borrower or if copies thereof are requested by the Bank, and copies of any material notices and other material communications from any other federal, state or local governmental agency or authority which specifically relate to the Borrower.

                   (f) Forthwith upon any officer of the Borrower obtaining knowledge of any condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default, a certificate signed by such officer specifying in reasonable detail the nature and period of existence thereof and what action the Borrower has taken or proposes to take with respect thereto.

                   (g) The Borrower will also furnish or cause to be furnished to the Bank such other information regarding the business, affairs and condition of the Borrower or its Affiliates as the Bank may from time to time reasonably request.

          6.2 Legal Existence: Licenses; Compliance with Laws, etc. The Borrower will maintain its corporate existence and business; maintain all properties which are reasonably necessary for the conduct of such business, now or hereafter owned, in good repair, working order and condition; take all actions necessary to maintain and keep in full force and effect its rights, including the Licenses; and, except as otherwise provided herein, comply with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties, including without limitation all zoning, land-use and environmental laws and regulations; provided that neither the Borrower nor any Subsidiary shall be required by reason of this subsection to comply therewith at any time while the Borrower or such Subsidiary shall be contesting its obligations to do so in good faith by appropriate proceeding or other appropriate actions promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by the Borrower and its independent public accountants.

          6.3 Insurance. The Borrower will maintain or cause to be maintained on all insurable properties now or hereafter owned by the Borrower insurance against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and will also maintain or cause to be maintained public liability and workmen's compensation insurance insuring the Borrower upon the foregoing terms and, upon request, will furnish to the Bank satisfactory evidence of the same, Provided, however, that the Inventory shall be insured to the full value thereof and all other collateral, including any and all improvements on any real property owned or leased by the Borrower, shall be insured to at least ninety (90%) percent of the replacement value thereof. Each insurance policy pertaining to any of the Collateral shall: (i) name the Bank as an insured pursuant to a so-called "standard mortgagee clause" and as loss payee; (ii) provide that no action of the Borrower or any tenant or subtenant shall void such policy as to the Bank; and (iii) provide that the Bank shall be notified of any proposed cancellation of such policy at least ten (10) days in advance of such proposed cancellation and will have sufficient time to correct any deficiencies justifying such proposed cancellation. All such policies shall be delivered to the Bank upon request. In the event of a casualty loss, the Bank may release any proceeds of any insurance for the restoration or replacement of the property or retain the same and apply such proceeds against the Obligations.

          6.4 Payment of Taxes. The Borrower will pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its property or assets, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or a charge upon its property; provided that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted and if the Borrower shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed appropriate by the Borrower and its independent public accountants.

          6.5 Payment of Indebtedness, etc. The Borrower will pay the principal of and interest on the Note at the times and places and in the manner provided in the Note and herein, and promptly pay when due all other amounts owing to the Bank in respect of fees or otherwise. The Borrower will pay promptly when due, or in conformance with customary trade terms, all other Indebtedness and obligations incident to the conduct of its business except for non-materia1 obligations contested in good faith by proceedings and/or procedures promptly initiated and diligently pursued which will not result in the imposition of a lien on any Collateral.

          6.6 Further Assurances. From time to time hereafter, the Borrower will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as the Bank may reasonably request, for the purpose of implementing or effectuating the provisions of this Agreement, the Security Documents or the Note, or of more fully perfecting or renewing the Bank's rights with respect to the Collateral pursuant hereto or thereto. Upon the exercise by the Bank of any power, right, privilege or remedy pursuant to this Agreement or the Security Documents which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Bank may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

          6.7 Depository Account. The Borrower will maintain its depository accounts with the Bank.

          6.8 Inspection. The Borrower will, at all reasonable times make its books and records available, in its offices, for inspection, examination, and copying by the Bank and its representatives and will, at all reasonable times, permit inspection of its properties by the Bank and its representatives.

          6.9 Advice of Default, etc. The Borrower will promptly advise Bank of any notice in respect of any order, claim or proceeding received by the Borrower as to violations or alleged violations of any statutes, orders, rules or regulations relating to the foregoing requiring any work, repair or capital expenditures.

          6.10 Reimbursement of Costs and Expenses. Borrower will pay or reimburse the Bank, on demand, for the following: (a) out-of-pocket costs and expenses incurred or paid by Bank in connection with: the preparation, interpretation or amendment of the Loan Documents in connection with the initial closing, including, without limitation, lien search fees; filing and recording fees; environmental audit fees; real estate appraisal and site assessment costs; title search costs, title insurance premiums; and the legal fees, expenses and disbursements of the Bank's counsel; (b) after closing, the out-of-pocket costs and expenses incurred by the Bank in connection with amendment or administration of the Loan Documents, including the legal fees and expenses of the Bank's counsel, provided such fees, costs and expenses are reasonably related to necessary amendments to any of the Loan Documents, or to transactions initiated by the Borrower; (c) after any default by the Borrower: all costs and expenses, including, but not limited to, all out-of-pocket expenses incurred by Bank for Bank's attorney and paralegal fees, disbursements, and costs (including, without limitation, lien search fees, and filing and recording fees), all at such rates and with respect to such services as Bank in its sole discretion may elect to pay (as such rates may vary from time to time during the course of the performance of such services) including the costs of attorneys who are employees of Bank, and the costs of appraisers, engineers, investment bankers, environmental consultants and other experts that may be retained by Bank in connection with such efforts, related to: (1) the enforcement by Bank of its rights against Borrower or any guarantor, insurer or surety (if any) or against any of the collateral; (2) the administration, supervision, protection OR realization of any collateral for the Obligations; (3) any action or participation by Bank in connection with any bankruptcy case or proceeding involving Borrower or any of the Collateral, and (4) the defense, settlement or satisfaction of any action, claim or demand asserted against Bank with respect to Bank's rights or liabilities under the Loan Documents not attributable to the gross negligence or willful misconduct of Bank. At its option, and without limiting any other rights or remedies, Bank may pay or discharge taxes, liens, security interests or other encumbrances at any time levied against or placed on any of the Collateral, and may procure and pay any premiums on any insurance to be carried by Borrower, or provide for the maintenance and preservation of any of the Collateral, and add the expense thereof to the Obligations.

          6.11 Notice of Relocation. Borrower shall provide Bank with at least thirty (30) days notice of any proposed relocation to new leased facilities or as to the renegotiation of its existing lease, and prior to effecting any such move, or contemporaneously with the renegotiation of any such existing lease, shall deliver to Bank an assignment of lease (tenant's interest) and landlord's waiver, consent and estoppel letter in form and substance satisfactory to Bank.

          6.13 Continuity in Senior Management. Martin Grimnes and William Dubay shall remain actively involved as senior operating officers of the Borrower or a successor satisfactory to the Bank shall be selected and so acting within sixty
(60) days of the departure of either Mr. Grimnes or Mr. Dubay, as applicable.

SECTION 7. NEGATIVE COVENANTS

          So long as any of the Loans shall remain available to the Borrower, and until the principal of and interest on the Note and all fees due hereunder and all other Obligations shall have been paid in full, the Borrower agrees that:

7.1 Indebtedness. Intentionally Deleted.

          7.2 Mortgages, Liens, etc. The Borrower will not, directly or indirectly, create, incur, assume or suffer to exist, any mortgage, lien, charge or encumbrance on, or security interest in, or pledge of, or conditional sale or other title retention agreement (including any Capital Lease) with respect to, any property or asset now owned or hereafter acquired by the Borrower (including, without limitation, liens or encumbrances on property or assets of Borrower not constituting Collateral hereunder, such as, but not limited to, General Intangibles and Contract Rights), except:

                   (a) Liens in favor of the Bank;

                   (b) The existing mortgages and security interests referred to in Schedule 5.8 attached hereto, but not any renewal, extension or refunding of any such mortgage or security interest;

                   (c) Liens for taxes not yet delinquent or being contested in good faith as provided in subsection 6.4 hereof; and

                   (d) Permitted Encumbrances.

          7.3 Loans, Guarantees and Investments. The Borrower will not make or permit to remain outstanding any loan or advance to, or guarantee or endorse (except as a result of endorsing negotiable instruments for deposit or collection in the ordinary course of business) or otherwise assume or remain liable with respect to any obligation of, or make or own any investment in, or acquire (except in the ordinary course of business) the properties or assets of, any person, except:

                   (a) Extensions of credit by the Borrower in the ordinary course of business in accordance with customary trade practices;

                   (b)  The  presently   outstanding   investments,   loans  and
advances, if any, and the presently existing guarantees,  if any, referred to in
Schedule 5.8 attached hereto;

                   (c) Marketable direct obligations of the United States of America or any department or agency thereof maturing not more than one year from-the date of issuance thereof;

                   (d) Certificates of deposit, repurchase agreements or other similar types of investments maturing not more than one year from the date of acquisition thereof and evidencing direct obligations of any bank within the United States of America having capital surplus and undivided profits in excess of $10,000,000;

                   (e)  Capital   Expenditures   to  the  extent   permitted  by
subsection 7.4.

         7.4 Capital Expenditures. The Borrower will not make any Capital Expenditures during any fiscal year if after giving effect thereto, the aggregate amount of all Capital Expenditures made by the Borrower for such fiscal year would exceed $1,500,000.

         7.5 No Guaranties. Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable, or permit any of its Subsidiaries to assume, guarantee, endorse or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss) in connection with any Indebtedness of any other Person, except
(i) guaranties by endorsement or similar transactions in the ordinary course of business, and (II) liability of any Borrower to the Bank, under this Agreement or otherwise.

          7.6 No Mergers, etc. Borrower will not liquidate or dissolve, or merge or consolidate with any other Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any item or items material to its business (whether now owned or hereafter acquired) included in the assets of Borrower or any of its subsidiaries, or turn over the management of, or enter into a management contract with respect to, its properties, assets, rights or licenses, or permit any of its Subsidiaries to do so. Notwithstanding the foregoing, Borrower may sell inventory at fair market value in the ordinary course of its business; dispose of obsolete assets no longer useful for its business in an aggregate amount not to exceed $25,000 annually; and create and renew Permitted Encumbrances.

          7.7 No Assignment of Receivables. Borrower will not sell, assign (other than the assignment to the Bank contained in the Security Documents) or dispose in any way of any receivables, with or without recourse, except for an assignment for collection in the ordinary course of business.

          7.8 No Chance in Place of Business. Borrower will not move its principal place of business or chief executive office from the address described in Section 12 until after receipt of a certificate from the Bank, signed by an officer thereof, stating that the Bank has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted by the Security Documents.

          7.9 No Subsidiaries. Borrower will not organize or form, or permit any of its Subsidiaries to organize or form, any new Subsidiaries, or become a member of any partnership or joint venture without the prior written consent of the Bank, which consent will not be unreasonably withheld by the Bank in the exercise of its reasonable commercial judgment.

          7.10 No Chances in Control. The Borrower will not permit any change in control and, for purposes of this Section 7.10, a change in control shall be deemed to have occurred whenever shares of the Borrower's outstanding common stock representing more than forty-nine percent (49%) of the total number of shares entitled to vote at a meeting of the shareholders shall be held by persons other than those persons identified on Schedule 5.17 attached hereto, as modified from time to time, without the prior written consent of the Bank.

          7.11 Issuance or Sale of Additional Shares, etc. The Borrower will not directly or indirectly:

                   (a) Sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock of any subsidiary (or options to acquire any such shares).

                   (b) Redeem, repurchase, retire, convert or otherwise acquire for value any of its capital stock (or rights or options to purchase such shares except pursuant to employee stock option plans described in Schedule 5.17 attached hereto) or convert any of its securities, whether now or hereafter outstanding.

          7.12 ERISA. The Borrower will not permit any employee pension benefit plan, as that term is defined in the Employee Retirement Income Security Act of 1974 ("ERISA"), maintained by it to (a) engage in any "prohibited transaction" as that term is defined in Section 4975 of the Internal Revenue Code of 1954, as amended, (b) incur any "accumulated funding deficiency" as that term is defined in ERISA, whether or not waived, or (c) terminate in any manner which could result in the imposition of a lien or encumbrance on the assets of the Borrower or any Subsidiary pursuant to Section 4058 of ERISA.

          7.13 The Business of Borrower, etc. The Borrower will not engage in any business other than the business in which it is currently engaged or businesses reasonably related thereto, or to enter any transaction outside of the ordinary course of its business as presently conducted.

          7.14 Transactions with Affiliates. The Borrower will not directly or indirectly, enter into any lease or other transaction with any partner of Borrower or shareholder, on terms that are less favorable to the Borrower than those which might be obtained at the time from Persons who are not such a shareholder, provided, however, the Borrower is not required to seek bids in order to establish what terms might be obtained from such Persons.

          7.15 Observance of Subordination Provisions. The Borrower will not make, or cause or permit to be made, any payments in respect of any Subordinated Debt in contravention of the subordination provisions contained in the evidence of such Subordinated Debt or in contravention of any written agreement pertaining thereto, nor will the Borrower amend, modify or change in any manner any of such subordination provisions without the prior written consent of the Bank.

          7.16 Limitation on Restricted Payments. Debtor shall not declare, make or pay, directly or indirectly, any dividends or other distributions in respect of its corporate stock or security, whether in cash or in kind, or make any other Restricted Payments. Debtor shall not pay any salaries, bonuses, or other compensation, direct or indirect, to any officer or stockholder of Borrower in excess of existing compensation levels other than normal and reasonable periodic increases in base compensation and, so long as no Default or Event of Default exists, or any event which with notice, the passage of time, or both, would constitute a Default or Event of Default hereunder, bonuses paid in accordance with historical practices.

SECTION 8. FINANCIAL COVENANTS

          So long as any of the Loans shall remain available to the Borrower, and until the principal of and interest on the Note and all fees due hereunder shall have been paid in full, the Borrower agrees that:

          8.1 Ratio of Total Debt to Tangible Net Worth. The Borrower will not permit its ratio of Total Debt to Tangible Net Worth to exceed 1.75 to 1.0 throughout the term hereof. Compliance with this covenant shall be measured quarterly beginning with the quarter ending June 30, 1996.

          8.2 Debt Service Coverage. Borrower will not permit its Debt Service Coverage to be less than 1.2 to 1.0. For purposes of this Agreement, "Debt Service Coverage" shall be determined by dividing (a) Borrower's net income after current taxes but before any deferred income tax expense and after restoring thereto depreciation expense and interest expense, all determined in accordance with GAAP ("Net Cash Flow") by (b) its Annual Debt Service. For purposes of determining compliance with this covenant, "Annual Debt Service" shall mean the current portion of principal and interest paid or payable by Borrower for the applicable period in respect of Indebtedness, all determined in accordance with GAAP. For determining compliance with this covenant, Net Cash Flow shall be divided by its Annual Debt Service. Compliance with this covenant will be measured annually.

          8.3 Minimum Net Profits. Borrower shall realize minimum after tax profits (determined in accordance with GAAP) of at least $75,000 for each quarter. Compliance with this covenant shall be measured quarterly throughout the term hereof, beginning on the quarter ending June 30, 1996.

SECTION 9. DEFAULTS: REMEDIES

          9.1 Events of Default; Acceleration. If any of the following events (each an "Event of Default") shall occur:

                   (a) The failure of the Borrower to pay on demand any principal of or interest on the Notes in accordance with the terms hereof, or any fees, charges or other amounts payable to the Bank hereunder or under any of the other Loan Documents or any other Obligations; or

                   (b) Any material representation or warranty made by the Borrower herein or pursuant hereto or in any Loan Document shall prove to have been false or incorrect in any material respect when made; or

                   (c) The failure, refusal or neglect of Borrower to properly observe, perform or comply with its covenants, agreements or obligations set forth in Sections 6.1, 6.2, 6.4, 6.6 or 6.10 or 6.11 and such failure to perform shall continue for twenty (20) days following written notice thereof from the Bank; or

                   (d) The failure, refusal or neglect of Borrower to properly observe, perform or comply with any other covenant, agreement or obligation contained in this Agreement, or any of the other Loan Documents following the expiration of any applicable grace period; or

                   (e) The Borrower shall default in any payment due on any Indebtedness or any Capital Lease and such default shall continue for more than the period of grace, if any, applicable thereto, or in the performance of or compliance with any term of any evidence of such Indebtedness or of any mortgage, indenture or other agreement relating thereto, and any such default shall continue for more than the period of grace, if any, specified therein; or

                   (f) The Borrower shall discontinue its business or shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of the Borrower or any substantial part of the property of the Borrower, or shall commence a case or have an order for relief entered against it under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or if the Borrower shall take any action looking to the dissolution or liquidation of the Borrower; or

                   (g) If, within sixty (60) days after the commencement against the Borrower of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of the

Borrower or any substantial part of the property of the Borrower, such appointment shall not have been vacated; or

                   (h) A final judgment which, with other outstanding final judgments against the Borrower, exceeds an aggregate of $25,000 shall be rendered against the Borrower and if, within thirty (30) days after entry thereof, such judgment shall not have been discharged or otherwise provided for or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged; or

                   (i) If the Borrower fails to keep in force, suffers the termination or revocation or terminates, forfeits or suffers an amendment to any License at any time owned by it which would have a material adverse effect on the operations of the Borrower and does not reinstate such License within thirty
(30) days; or

                   (j) The Bank's Liens with respect to the Collateral or any part thereof shall not constitute a first and prior lien or security interest on the same (except in the case of Permitted Encumbrances); or

                   (k) The occurrence of any event or circumstance with respect to Borrower such that Bank shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by Borrower under this Agreement or under any other agreement between Bank and Borrower is materially impaired, and Borrower shall fail, within ten (10) days after notice of such belief has been given, to persuade Bank that such prospects have not been impaired, or there shall occur any material adverse change in the business or financial condition of Borrower; or

                   (1) The entry of any court order which enjoins, restrains or in any way prevents Borrower from conducting all or any material part of its business affairs in the ordinary course of business unless such order is set aside within thirty (30) days; or

                   (m)  The   occurrence   of  any   uninsured   or   materially
underinsured loss, theft, damage or destruction to any material asset(s) of Borrower; or

                   (n) The ceasing or failure of the Loan Documents, at any time after its execution and delivery and for any reason, (i) to create a valid and perfected security interest in the Collateral; or (ii) to be in full force and effect; or any determination or declaration that this Agreement is null and void; or the commencement or prosecution of any contest challenging the validity or enforceability hereof by Borrower or any guarantor; or any denial by Borrower that it has any further liability or obligation hereunder; or

                   (O) The occurrence of any of the foregoing Events of Default with respect to any guarantor, endorser, or surety to Bank with respect to any of the Obligations, as if such guarantor, endorser or surety were the "Borrower" described therein and the failure to cure the same within the applicable grace or cure period, if any; or

                   (p) The termination, or attempted termination, of any guaranty by any guarantor of the Obligations without the prior consent of the bank or the occurrence of any event of default under any agreement between a guarantor and bank or under any agreement from a guarantor to Bank and the expiration of any applicable grace period.

then, and in any such event but following the expiration of any applicable grace or cure period (a cure not having been effected), and at any time thereafter, if any Event of Default shall then be continuing, the Bank may, by written notice to the Borrower, (i) declare the principal of and accrued interest in respect of the Notes to be forthwith due and payable, whereupon the principal of and accrued interest in respect of the Note shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, and/or (ii) terminate its commitment, if any, to make any or all of the Loans hereunder, whereupon said commitment of the Bank hereunder shall forthwith terminate without any other notice of any kind; and/or such other remedies as are permitted under this Agreement, the other Loan Documents and applicable law. Notwithstanding the foregoing or anything to the contrary contained herein or in any Loan Document, upon the occurrence of an Event of Default described in Section 9.1(f) or
Section 9.1(g), the entire unpaid principal balance of the Notes, and all accrued, unpaid interest thereon shall automatically be accelerated and immediately be due and payable in full, without notice (expressly including, but not limited to, notice of default, intent to accelerate or of acceleration), presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by Borrower.

         9.2 Additional Remedies on Default, etc. In case any one or more Events of Default shall occur and be continuing, in addition to the foregoing and rights Bank may have as a secured party under the Maine Uniform Commercial Code and the other Loan Documents, the Bank may proceed to protect, enforce and exercise its rights by an action at law, suit in equity or other appropriate proceeding, including without limitation a set off pursuant to Section 10 hereof against any and all deposits, accounts, certificate of deposit balances, claims or other sums at anytime credited by or due from the Bank to the Borrower or any guarantor, surety or endorser of any of the Note or other amounts due to the Bank and against all other property of the Borrower in the possession of the Bank or under its control, whether for the specific performance of any agreement contained herein or in any Note or Security Document, or for an injunction against a violation of any of the terms hereof or exercise any power granted hereby or thereby or by law, in addition to and not by way of limitation of any right Bank may have as a secured party or mortgagee under any of the Security Documents. In case of a default the Borrower will pay to the Bank such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of the bank in exercising any right shall operate as a waiver thereof or otherwise prejudice the Bank's rights. No right conferred hereby or by any Note or Security Document upon the Bank shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 10. RIGHTS OF SET-OFF

                   (a) In addition to the Bank's Liens, Borrower hereby expressly grants to Bank the right to set-off against all deposits and other sums at any time held or credited by or due from Bank to Borrower, in accordance with the provisions of this Section 10. The rights of Bank under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off under law or equity) which Bank and may have under law or by agreement.

                   (b) Bank is hereby authorized at any time during the continuance of any Event of Default, to the fullest extent permitted by law, at its option, without notice or demand and without liability, to set off and apply any and all deposits (general or special, time or demand, provisional or final, excepting, however, any fiduciary or escrow accounts established by Borrower into which only funds of unrelated third parties are deposited, and provided that Borrower has informed Bank of the nature of such accounts) at any time held, and other indebtedness at any time owing, by such Bank to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing under this Agreement, the Note and the other Loan Documents, in such order and manner as Bank may determine in its sole discretion, regardless of whether Bank shall have made any demand under this Agreement or the Note and although such obligations may be unmatured.

                   (c) Borrower agrees, to the fullest extent it may effectively do so under applicable law, that Bank and any holder of a participation in the Note may exercise rights of set off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Borrower in the amount of such participation, provided that any such set-off by the holder of a participation shall be subject to the provisions of this Section 10.

SECTION 11. REMEDIES CUMULATIVE, CONCURRENT AND NON-EXCLUSIVE

         Bank shall have all rights, remedies and recourses granted in the Loan Documents, including, but not limited to, all the Security Documents, and available at law or equity (including specifically those granted by the UCC in effect) and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower, or any others obligated under the Note, or against any one or more of them, at the sole discretion of Bank, (c) may be exercised as often as the occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, non-exclusive.

SECTION 12. DISCLOSURE CONSENT

         Borrower hereby consents to the release and disclosure from time to time by Bank to any institution now or hereafter acquiring a participation interest in any of the Obligations, to any guarantor now or hereafter existing as to any of the Obligations and to Bank's parent and affiliated financial institutions of any of the following items or matters: (i) copies or originals of any and all "financial records" (as defined at 9-B M.R.S.A Section 161, as amended) of Borrower now or hereafter in the possession or under the control of Bank, and (ii) any and all notices, financial and operating reports, balance sheets, financial statements, consultants' reports, and any and all documentation and information of or regarding Borrower heretofore or hereafter provided to or generated by or for the benefit of Bank in connection with this Agreement or any of the Obligations now or hereafter existing.

SECTION 13. NO CONDITIONS PRECEDENT TO EXERCISE REMEDIES

         Borrower and each other Person hereafter obligated for payment or fulfillment of all or any part of the Obligations shall not, except as otherwise provided by applicable law, be relieved of such obligation by reason of (a) the failure of Bank to comply with any request of Borrower, or any other Person so obligated to foreclose the Banks' Liens or to enforce any provisions of the Loan Documents, (b) the release, regardless of consideration, of any Person obligated with respect to the Obligations, or of the Collateral or any part thereof, or the addition of any other property to the Collateral, and (c) any agreement or stipulation between any subsequent owner of the Collateral and the Bank extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Borrower, or such other Person, and in such event, Borrower and all such other Persons shall continue to be liable to make payments in accordance with the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Bank. Borrower waives any right to require the Bank to proceed against any other Person, exhaust any Collateral, or pursue any other remedy in the Bank's power. All dealings between Borrower and the Bank, whether or not resulting in the creation of the Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Borrower authorizes the Bank, without notice or demand and without any reservation of rights against Borrower and without affecting liability hereunder or on the obligations, from time to time, to (i) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any other person that may be obligated with respect to any or all of the Obligations or Collateral;
(ii) take and hold any other property as collateral, other than the Collateral, for the payment of any or all of the Obligations, and exchange, enforce, waive, and release any or all of the Collateral or other property; and (iii) after the occurrence of an Event of Default but following the expiration of any applicable grace period and cure of such Default not having been effected, apply the Collateral or other property and direct the order or manner of sale thereof in accordance with the terms of this Agreement and the Security Documents.

SECTION 14. WAIVERS

                   (a) To the full extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefit that might accrue to Borrower by virtue of any present or future law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, evaluation, stay of execution, exemption from civil process, redemption or extension of time for payment, (ii) except as specifically provided for herein, all notices of any Default or Event of Default or of any trustee's or agent's election to exercise or his or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, (iii) any right to a marshalling of assets with respect to the Loan or any of the Collateral or any Debt of Borrower, or a sale in inverse order of alienation and (iv) except as specifically provided for herein, any and all right to receive demand, notice, presentment for payment, protest, notice of intention to accelerate the Obligations or notice of acceleration of the Obligations.

                   (b) The Bank shall not be deemed to have waived any of its rights under or against this Agreement, the Obligations or the Collateral or otherwise unless such waiver be in writing and signed by an officer of the Bank, and then only to the extent specifically stated. Bank's failure to require strict performance of this Agreement or any other of the Loan Documents, or any delay or omission on the part of the Bank in exercising any right, or any acceptance by Bank of partial or inadequate payment or performance shall not waive, affect or diminish such right of Bank or Borrower's duty of compliance and performance.

A waiver on any one occasion shall not be construed as a bar to or waiver of the same or any other right or remedy on the same or any future occasion.

SECTION 15. APPLICATION OF PROCEEDS

         All payments on the Loans received by Bank during the existence of an Event of Default and the proceeds of any sale or disposition of, and all proceeds generated by the holding, leasing, operation or other use of, the Collateral, or any part thereof, during the existence of an event of default and upon the exercise of the Bank's rights and remedies hereunder or under any of the Loan Documents, shall be applied by Bank, the applicable trustee or the receiver, if one is appointed, to the extent that funds are so available therefrom, in the following order of priority:

                   (a) First, to the payment of the costs and expenses of taking possession of the Collateral and holding, using, repairing, improving or selling the same, including without limitation (i) reasonable trustee's and receiver's fees, court costs, attorneys' and accountants' fees, (ii) costs of advertisement and (iii) the payment of any and all impositions and amounts secured by any Liens equal or superior to the Bank's Liens.

                   (b) Second, to the payment of all amounts and Obligations (including any fees required under the Loan Documents), other than the unpaid principal balance of the Note and accrued unpaid interest thereon, due to the Bank under the Loan Documents, and any advances made by the Bank to effect performance of any unperformed obligations of Borrower under any of the Loan Documents, together with any accrued interest thereon if and as provided in the Loan Documents.

                   (c) Third, to the payment of any and all accrued and unpaid interest due on the Loans.

                   (d) Fourth, to the payment of the unpaid principal balance of the Loans, in such order and manner as the Bank shall elect.

                   (e) Fifth, to the extent known by Bank and permitted by law, to the payment of any indebtedness or obligations secured by Liens against the Collateral which are subordinate to the Bank's Liens.

                   (f) Sixth, to Borrower, or such other Person entitled to the same.

          15.1 Continuing Agreement. This is a continuing Agreement and all the rights, powers and remedies of the Bank hereunder and all agreements and obligations of Borrower hereunder, shall continue to exist until the Obligations are paid in full.

          15.2 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing), except for any telephone notices as specifically provided for herein, may be personally served or sent by telex, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service, and (a) if given by personal service, telex (confirmed by telephone) or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt; (b) if sent by telex or telecopier without telephone confirmation, it shall be deemed to have been given twenty-four (24) hours after being given; (c) if sent by mail, it shall be deemed to have been given upon the earlier of (i) actual receipt, or
(ii) three (3) Banking Days after deposit in a depository of the United States Postal Service, first class mail, postage prepaid, or actual receipt; (d) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon the earlier of (i) actual receipt or (ii) twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid, and properly addressed to Borrower or the Bank. For purposes hereof, the address of the parties to this Agreement shall be as follows:

                  (a) If to Borrower:

                           Brunswick Technologies, Inc.
                           43 Bibber Parkway
                           P.O. Box 516
                           Brunswick, ME 04011
                           Attn: William M. Dubay
                                 President

                      with a copy to:

                           Daniel G. McKay, Esq.
                           Eaton, Peabody, Bradford & Veague, PA
                           Fleet Center, Exchange Street
                           P.O. Box 1210
                           Bangor, ME 04402-1210

                  (b) If to Bank:

                           Fleet Bank of Maine
                           P.O. Box 1280
                           Two Portland Square
                           Portland, ME 04104-5006
                           Attn: Claude R. Carbonneau, Vice President
                      with a copy to:

                                 Michael E. High, Esq.
                                 Drummond Woodsum & MacMahon
                                 P.O. Box 9781
                                 245 Commercial Street
                                 Portland, ME 04104-5081

Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it. Notwithstanding anything to the contrary implied or expressed herein, the notice requirements herein (including the method, timing or deemed giving of any notice) is not intended to and shall not be deemed to increase the number of days or to modify the method of notice or to otherwise supplement or affect the requirements for any notice required or sent pursuant to applicable law (including, without limitation, any applicable statutory or law requirement), or otherwise given hereunder, that is not required under this Agreement or other Loan Documents. The provisions of this Section 15.2 shall control over any conflicting contractual notice provisions contained in the Loan Documents.

          15.3 Payments. For purposes of determining the amount of the Obligations, the receipt of any check or any other item of payment by Bank shall not be effective as a payment on account of the Obligation until such check or other item of payment is actually paid in cash or finally collected.

          15.4 Successors and Assigns. Whenever in this Agreement there is reference made to any of the parties hereto, such references shall be deemed to include, wherever applicable, a reference to the successors and assigns of such party. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Borrower and Bank.

          15.5 Governing Law; Severability. This agreement has been delivered by Borrower to Bank in the State of Maine for Bank's acceptance or rejection and shall be construed in all respects in accordance with, and governed by, the laws of the State of Maine, as a sealed instrument. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          15.6 Entire Agreement; Modification. This Agreement and the other Loan Documents and the Commitment Letter, and as modified by this Agreement contain (or expressly incorporate) the entire agreement of the parties hereto and thereto with respect to the matters discussed herein and therein. This Agreement may not be altered or amended except by an agreement in writing, signed by the parties hereto. Borrower may take any action herein prohibited or omit to perform any act herein required to be performed by it, if and only if Borrower shall obtain Bank's prior written consent to each such action or omission to act.

          15.7 Invalidated Payment. Borrower agrees that to the extent that Borrower makes a payment or payments to Bank, which payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other Person or party under any bankruptcy or insolvency law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the liability or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and included within the Obligations.

          15.8 Submission to Jurisdiction. Borrower submits to the jurisdiction of any state or federal court located within the State of Maine in connection with any suits or proceedings arising from or under this Agreement.

          15.9  Amendments;   Consent  to  Deviation.   Any  provision  of  this
Agreement, the Note or the other Loan Documents may be amended if, but only if, such amendment or waiver is in writing and is signed by Borrower and the Bank.

          15.10 Survival. All representations, warranties and covenants made by Borrower herein or in any certificate or other instrument delivered by it or on its behalf under the Loan Documents shall be considered to have been relied upon by the Bank and shall survive the delivery to the Bank of such Loan Documents or the extension of any of the Loan (or any part thereof), regardless of any investigation made by or on behalf of the Bank.

          15.11 Prior Understandings; Not Defenses; Release; No Oral Agreements. This Agreement supersedes all other prior understandings and agreements, whether written or not, between the parties hereto relating specifically to the transactions provided for herein. Borrower confirms that there are no existing defenses, claims, counterclaims or rights of offset against the Bank in connection with the negotiation, preparation, execution, performance or any other matters related to this Agreement or any of the other Loan Documents executed as of the date hereof and any of the transactions contemplated thereby, and Borrower hereby expressly releases and discharges Bank, and their officers and representatives, from any and all such claims, known or unknown. Borrower further confirms that Bank has not made any agreements with, or commitments or representations to, Borrower

(either in writing or orally) other than expressly stated herein or in the other Loan Documents executed as of the date hereof.

     THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          15.12 Bank's Right to Perform Borrower's Obligations. (a) If Borrower fails, refuses, or neglects to make any payment or perform any act required by the Loan Documents, then at any time thereafter, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse the Bank may have because of same, the Bank may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower. In making any payments to protect the security intended to be created by the Loan Documents, Bank shall not be bound to inquire into the validity of any apparent or threatened adverse title, Lien, encumbrance or claim before making an advance for the purpose of preventing or removing the same but shall be required to act in a commercially reasonable manner.

                   (b) Borrower shall indemnify the Bank for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Bank pursuant to the provisions of this Section 15.12. All sums paid by the Bank pursuant to this
Section 15.12, and all other sums expended by the Bank to which it shall be entitled to be indemnified, together with interest thereon at the interest rate from time to time in effect with respect to the Note, shall constitute additions to the Obligations, shall be secured by the Liens created by the Loan Documents and shall be paid by Borrower to the Bank upon demand.

          15.13 Counterparts. This Agreement and all amendments hereto, and all other Loan Documents may be executed in any number of original counterparts, each of which when so executed and delivered shall be an original, and all of which, collectively, shall constitute one and the same agreement, it being understood and agreed that the signature pages may be detached from one or more counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

          15.14 Indemnification. The Borrower will indemnify the Bank, its directors, officers and employees and each other Person, if any, who controls the Bank, and will hold the Bank and such other Persons harmless from and against any and all claims, damages, losses, liabilities, judgments and expenses (including without limitation all reasonable fees and expenses of counsel and all expenses of litigation or preparation therefor) which the

Bank or such other Persons may incur or which may be asserted against the Bank or such other Persons in connection with or arising out of any investigation, litigation or proceeding involving the Borrower or any guarantor of the Obligations (including compliance with or contesting of any subpoenas or other process issued against the Bank, or any director, officer or employee of the Bank, or any Person, if any, who controls the Bank in any proceeding involving the Borrower or any guarantor of the Obligations), whether or not the Bank is party hereto, other than claims, damages, losses, liabilities or judgments with respect to any matter as to which the Bank or such other Person seeking indemnity shall have been finally adjudicated not to have acted in good faith or shall have acted with willful misconduct or gross negligence. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the Borrower hereunder, notify the Borrower in writing of the commencement thereof.

          15.15 Cross Defaults, etc. It is intended, and the Borrower and the Bank hereby agree that (i) a default under or in respect of any Obligation issued pursuant hereto or any Security Documents or other security securing such Obligation shall constitute a default in respect of the other Obligations of Borrower to Bank and (ii) each Loan of Borrower to Bank pursuant to this Loan Agreement, and all other amounts due and owing from Borrower to Bank hereunder or under the other Loan Documents is secured by the Collateral of Borrower and the Security Documents or any other security therefor. Borrower shall execute and deliver to the Bank such mortgages, security agreements and other security documents satisfactory to the Bank to reflect and assure such cross collateralization.

          15.16 Acknowledgement of the Position of the Parties. The Borrower acknowledges to and agrees with the Bank that the Bank does not directly or indirectly have any obligation or duty of any kind whatsoever to renew or extend any indebtedness of Borrower to the Bank, to extend any further loans or credit to the Borrower, to further amend, modify or supplement this Agreement or any of power or remedies in any matter whatsoever. Notwithstanding any other provision of this Agreement or any other contract or instrument between the Borrower and the Bank, the relationship between the Bank and the Borrower shall be limited to the relationship of the lender to a borrower or a guarantor or third party pledger in a commercial loan transaction, as applicable; the Bank is not and shall not by construed as a partner, joint venturer, alter ego, manager, controlling persona or other business associate or participant of any kind of Borrower (or of any other person), and neither the Bank nor the Borrower intends the Bank to assume any such status; and the Bank is not and shall not be deemed to be responsible for (or a participant in) any acts, omissions or decisions of the Borrower.

          15.17 Capital Adeguacy. If after the day hereof, the Bank determines that (i) the adoption of any applicable law, rule or regulation regarding requirements for banks or bank holding companies in subsidiaries thereof; (ii) any change in the interpretation or administration of any such law, rule or regulation by any governmental authority, central bank a comparable agency charged with the interpretation or administration thereof; or (iii) compliance by Bank or its holding company with any request or directive of any governmental authority, central bank, or comparable agency regarding capital adequacy (or not having a force of law), has the effect of reducing the return on the Bank's capital to a level below that which Bank could have achieved (taking into account the Bank's and its holding company's policies with respect to capital adequacy and immediately before such adoption, change or compliance and assuming that bank's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of the Bank's commitment to make advances pursuant hereto by any amount deemed by the Bank to be material; then Bank shall promptly, after Bank's determination of such occurrence, give notice to the Borrower, and the Borrower shall pay to the Bank as and additional fee from time to time on demand, such amount as Bank certifies to be the lowest amount that will be required to compensate the Bank for any such reduction. A certificate from the Bank claiming entitlement to compensation as provided in this Section 13.16 shall be conclusive in the absence of manifest error. Said certificate will be delivered to the Borrower and shall set forth the nature of the occurrence giving rise to any such need for compensation, the additional amount or amounts to be paid to the Bank, and the method by which such amounts were determined. In determining any such amount, the Bank may use any reasonable averaging or attribution method. Any adjustment will be no greater than that calculated to be proportionate to the Borrower's loan in relationship to the rest of the Bank's loan portfolio of similar risk.

          15.18 Waiver of Jury Trial. THE BANK AND THE DEBTOR AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER ACTION RELATING TO THIS AGREEMENT, THE NOTES, OR ANY RELATED INSTRUMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

          15.19 No Oral Promises. UNDER MAINE LAW, NO PROMISE, CONTRACT OR AGREEMENT TO LEND MONEY, EXTEND CREDIT, FOREBEAR FROM COLLECTION OF A DEBT OR MAKE ANY OTHER ACCOMMODATION FOR THE REPAYMENT OF A DEBT FOR MORE THAN $250,000 MAY BE ENFORCED IN

COURT AGAINST A BANK UNLESS THE PROMISE, CONTRACT OR AGREEMENT IS IN WRITING aND SIGNED BY THE BANK. ACCORDINGLY, BORROWER CANNOT ENFORCE ANY ORAL PROMISE UNLESS IT IS CONTAINED IN LOAN DOCUMENTS SIGNED BY THE BANK, NOR CAN ANY CHANGE, FORBEARANCE, OR OTHER ACCOMMODATION RELATING TO THE OBLIGATIONS, THE NOTE OR ANY OTHER OF THE LOAN DOCUMENTS BE ENFORCED, UNLESS IT IS IN WRITING AND SIGNED BY THE BANK. BORROWER ALSO UNDERSTANDS AND AGREES THAT ALL FUTURE PROMISES, CONTRACTS OR AGREEMENTS OF THE BANK RELATING TO ANY OTHER TRANSACTION BETWEEN IT AND THE BANK CANNOT BE ENFORCED IN COURT UNLESS THEY ARE IN WRITING AND SIGNED BY THE BANK. BY EXECUTION OF THIS AGREEMENT AND THE NOTE, BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THE REQUIREMENT OF A WRITING DESCRIBED IN THIS PARAGRAPH SHALL APPLY TO THIS NOTE, THE OBLIGATIONS, THE LOAN DOCUMENTS, ANY EXTENSION, MODIFICATION, RENEWAL, FORBEARANCE OR OTHER ACCOMMODATION RELATING HERETO OR THERETO AND TO ANY OTHER CREDIT RELATIONSHIP BETWEEN BORROWER AND THE BANK (WHETHER NOW EXISTING OR CREATED IN THE FUTURE), WHETHER OR NOT THE AMOUNT INVOLVED EXCEEDS $250,000.

         IN WITNISS WHEREOF, the Borrower and the Bank have caused this Agreement to be executed on the day and year written first above by duly authorized officers, intending the same to take effect as a sealed instrument.



WITNESS                            BRUNSWICK TECHNOLOGIES, INC.

 Illegible                         By: William M. Dubay
- ---------------------------           -----------------------------

                                   Its: Pres  C.O.O
                                       ----------------------------


                                   FLEET BANK OF MAINE

                                   By: Gregory Shaw
Illegible                             -----------------------------
- ---------------------------
                                   Its: Banking Officer
                                       ----------------------------








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